Exhibit 99.2

5501 S. Broadband Lane / Sioux Falls, SD 57108 Phone: 605.361.4347 / 866.550.6382 / Fax: 605.338.0604 www.metafinancialgroup.com

Meta Financial Group, Inc.® Announces Agreement to Acquire Crestmark Bancorp, Inc.

EMPLOYEE LETTER:

To all Meta employees:

I am pleased to announce that Meta Financial Group, Inc.® has reached an agreement to acquire Crestmark Bancorp, Inc. (“Crestmark”), the holding company for the Michigan state-chartered bank, Crestmark Bank. This acquisition provides Meta with a national commercial and industrial lending platform, and is intended to add an immediate pipeline of insurance premium financing business and provide opportunities for innovation and synergistic cross-selling among business lines.

With this acquisition, we continue to deliver on our goal of growth and innovation through diversification. Crestmark is a commercial lender specializing in providing diverse financial solutions to businesses, and it focuses on working with a broad range of industries, including manufacturing, transportation and health care. The acquisition will bolster Meta’s position in those industries with larger financing opportunities not previously available to the MetaBank and AFS/IBEX businesses. Coupled with the ongoing growth of our national commercial and industrial lending offerings, this transaction will also help to offset the seasonality created by our other divisions, including Meta Payment Systems® and our tax-related financial solutions divisions.

Crestmark currently has strong demand for its services, and we believe that, by combining our companies, we will be able to pursue those opportunities, benefitting from our low-cost deposit franchise and larger balance sheet. Upon the closing of the transaction, Crestmark will become a division of MetaBank and will continue to operate from its offices in Troy, Michigan. We are excited to welcome members of Crestmark’s tenured management team and talented workforce to Meta. Upon the closing of the transaction, W. David Tull, Crestmark’s chairman and CEO, and one other mutually agreeable director, will each join the Meta board, and Michael “Mick” Goik, President and Chief Operating Officer of Crestmark, will become EVP of MetaBank and President of the Crestmark division of MetaBank.

We look forward to leveraging synergies across the combined company to serve our partners better than ever before. As we integrate Crestmark’s organization and operations into Meta, we are committed to continuing to provide the same exceptional service that partners of both companies have come to expect.

It is anticipated that the transaction will close in the second quarter of 2018. It is important for all of you to recognize that, until the merger is completed, Meta and Crestmark will continue to operate independently just as they have in the past. We are committed to providing you with updates on the progress of the transaction as appropriate.

For more information about this acquisition, you can review the press release that we issued today. The press release can be found on www.metafinancialgroup.com under the link for “News & Events”. You can also reach out to AskMeta@metabank.com with questions.

Best,

J. Tyler Haahr

Chairman of the Board and CEO of Meta Financial Group, Inc.® and MetaBank

Forward Looking Statements

The document contains “forward-looking statements”, which are made in good faith pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “will, “intend,” “look forward” or the negative of those terms, or other words of similar meaning or similar expressions. You should carefully read statements that contain these words because they discuss our future expectations or state other “forward-looking” information.

These forward-looking statements are based on information currently available to Meta and assumptions about future events, and include statements with respect to Meta’s beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond Meta’s control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in or implied by these forward-looking statements. These statements include, among others, statements regarding the potential benefits of, and other expectations for the combined company giving effect to, the proposed merger transaction. The potential risks, uncertainties and other factors that could cause actual results to differ from those projected include, among other things, the risk that the transaction may not occur on a timely basis or at all; the parties’ ability to obtain regulatory approvals and approval of their respective shareholders, and otherwise satisfy the other conditions to closing, on a timely basis or at all; the risk that the businesses of Meta and MetaBank, on the one hand, and Crestmark and Crestmark Bank, on the other hand, may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; the expected growth opportunities, beneficial synergies and/or operating efficiencies from the proposed transaction may not be fully realized or may take longer to realize than expected; customer losses and business disruption following the announcement or consummation of the proposed transaction; potential litigation relating to the proposed merger transaction; and the risk that Meta may incur unanticipated or unknown losses or liabilities if it completes the proposed transaction with Crestmark and Crestmark Bank.

The foregoing list of factors is not exclusive. We caution you not to place undue reliance on these forward-looking statements. The forward-looking statements included in this letter speak only as of the date hereof. Additional discussions of factors affecting Meta’s business and prospects are reflected under the caption “Risk Factors” and in other sections of Meta’s Annual Report on Form 10-K for Meta’s fiscal year ended September 30, 2017, and in other filings made with the US Securities and Exchange Commission (the “SEC”). Meta expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of Meta or Metals subsidiaries, whether as a result of new information, changed circumstances or future events, or for any other reason.

Additional Information About the Proposed Transaction

In connection with the proposed merger transaction, Meta intends to file a registration statement on Form S-4 with the SEC, which will include a joint proxy statement of Meta and Crestmark, which will also constitute a prospectus of Meta, which Meta and Crestmark will send to their respective shareholders. Before making any voting or investment decision, investors and security holders of Meta and Crestmark are urged to carefully read the entire registration statement and proxy statement/prospectus as well as any amendments or supplements to these documents and any other relevant materials, when they become available, because they will contain important information about the proposed transaction. When filed, investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website at www.sec.gov or from Meta by sending a request to Meta Financial Group, Inc., 5501 S. Broadband Lane, Sioux Falls, SD 57108; Attention: Investor Relations. In addition, copies of the proxy statement/prospectus, when available, will be provided free of charge by Meta to its stockholders.

This letter and the information contained herein does not and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Transaction

Meta, Crestmark and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the respective shareholders of Meta and Crestmark in connection with the proposed merger transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about Meta and Meta’s directors and officers may be found in the definitive proxy statement of Meta relating to our 2018 Annual Meeting of Stockholders filed with the SEC on December 4, 2017 and Meta’s annual report on Form 10-K for the year ended September 30, 2017 filed with the SEC on November 29, 2017. The definitive proxy statement and annual report on Form 10-K can be obtained free of charge from the SEC’s website at www.sec.gov.

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